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                          MEDICAL DEVICE ALLIANCE INC.



                                  EXHIBIT 10.29




                           CERTIFICATE OF DESIGNATION,
                                     RIGHTS
                                       AND
                                   PREFERENCES

                                     OF THE

                                    SERIES B
                           CONVERTIBLE PREFERRED STOCK






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                           CERTIFICATE OF DESIGNATION,
                             RIGHTS AND PREFERENCES
                                     OF THE
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                          MEDICAL DEVICE ALLIANCE, INC.


                          ----------------------------

                          Pursuant to Chapter 78 of the
                             Nevada Revised Statutes

                          ----------------------------


        Medical Device Alliance, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the Nevada Revised Statutes, certifies as follows:

        FIRST: The Articles of Incorporation, as amended, of the Corporation authorizes the issuance of 20,000,000 shares of Preferred Stock, par value $.001 per share ("Preferred Stock"), and, further, authorizes the Board of Directors of the Corporation (the "Board of Directors"), by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any class or series of Preferred Stock into one or more classes or series, and without limiting the generality of the foregoing, to fix and determine the designation of each such class or series, the number of shares which shall constitute such class or series and such voting powers, and such preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof of the shares of each class or series so established.

        SECOND: The Board of Directors at a meeting held on the 10th day of August, 1998, in accordance with Chapter 78 of the Nevada Revised Statutes, did duly adopt the following resolutions authorizing the creation and issuance of a series of said Preferred Stock to be known as Series B Convertible Preferred
Stock:

               RESOLVED, that the Board of Directors, pursuant to authority vested in it by the provisions of the Articles of Incorporation of the Corporation, hereby authorizes the issue of a series of the Corporation's Preferred Stock, par value $.001 per share, and hereby fixes the number, designation, preferences, rights and limitations and restrictions thereof in addition to those set forth in said Articles of Incorporation as follows:





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        (1) Designation; Rank.

        A series of the Corporation's Preferred Stock is designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the maximum number of shares of Series B Preferred Stock shall be 666,667 and no more.

        The Series B Preferred Stock ranks, with respect to rights to receive dividends and distributions upon liquidation, winding up or dissolution of the Corporation (a) senior to any series of Preferred Stock issued by the Corporation whose terms provide specifically that such class or series will rank junior to the Series B Preferred Stock with respect to rights to receive payment of dividends and distributions upon liquidation, (b) on a parity with the corporation's Common Stock, par value $.001 per share (the "Common Stock") and with any other class or series of Preferred Stock issued by the Corporation whose terms provide specifically that such series shall rank on a parity with the Series B Preferred Stock with respect to rights to receive payment of dividends and distributions upon liquidation (the "Parity Securities") and (c) junior to any class or series of stock ranking senior to the Series B Preferred Stock with respect to rights to receive payment of dividends and distributions upon liquidation.

        (2) Dividends.

        The holders of shares of Series B Preferred Stock shall be entitled to participate in and receive dividend payments out of the funds or Capital Stock of the Corporation legally available therefor on a pari passu basis with all other Parity Securities of the Corporation.

        3. Redemption; Conversion

           (a) Redemption. At any time after eighteen (18) months after the Corporation first issues shares of Series B Preferred Stock, but within ninety
(90) days after the receipt by the Corporation of a written request from the holders of not less than a majority of the then outstanding Series B Preferred Stock that all of such holders' shares of Series B Preferred Stock be redeemed (the "Redemption Notice"), the Corporation shall, to the extent it may lawfully do so, commence to redeem in three equal installments, the shares specified in such request by paying in cash therefor a sum per share equal to $7.50 per share of Series B Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) plus all declared but unpaid dividends on such shares (the "Redemption Price"). Such redemptions shall occur (i) on a date within 90 days of the Redemption Notice Date (the "Initial Redemption Date") of which the Company shall notify the Holders within 30 days of the Redemption Notice Date, (ii) 270 days after the Initial Redemption Date, and (iii) 540 days after the Initial Redemption Date (each date being referred to herein as a ("Redemption Date"); provided, however, that the Corporation shall not be required to redeem any Series B Preferred Stock after the Mandatory Conversion Date (as defined below). The number of shares of Series B Preferred Stock that the Corporation shall be required to redeem on any Redemption Date shall be equal to the amount determined by dividing (i) the aggregate number of shares of Series B Preferred Stock outstanding immediately prior to such Redemption Date that have





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been required to be redeemed pursuant to this Section 3(a) by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Any redemption of Series B Preferred Stock effected pursuant to this Section 3(a) shall be made on a pro rata basis among the holders of the Series B Preferred Stock in proportion to the number of shares of Series B Preferred Stock proposed to be redeemed by such holders.

           (b) Redemption Notice. At least fifteen (15) but no more than thirty
(30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series B Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected on the applicable Redemption Date, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in this Section 3(b), on or after each Redemption Date, each holder of Series B Preferred Stock to be redeemed on such Redemption Date shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

           (c) Funds for Redemption. From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series B Preferred Stock designated for redemption on such Redemption Date in the Redemption Notice as holders of Series B Preferred Stock (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of a share of Series B Preferred Stock receives the same percentage of the applicable Redemption Price. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Preferred Stock, such funds will immediately be used to redeem the balance of the shares that the Corporation has become obliged to redeem on any Redemption Date but that it has not redeemed.





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           (d) Optional Conversion. Each share of Series B Preferred Stock shall be convertible, at the option of the Holder thereof, at any time after the date of issuance (and prior to the Redemption Notice Date with respect to which a notice of redemption shall have been issued pursuant to Section 3(a)), into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $7.50 by the Conversion Price (as defined below) applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial "Conversion Price" per share for shares of Series B Preferred Stock shall be $7.50; provided, however, that the Conversion Price for the Series B Preferred Stock shall be subject to adjustment for any stock splits, stock dividends, recapitalization or the like.

        To exercise, in whole or in part, the conversion privilege with respect to any Series B Preferred Stock, the Holder of such Series B Preferred Stock shall surrender such Series B Preferred Stock, duly endorsed, at an office or agency maintained by the Corporation for such purpose (which may be office of the transfer agent for the Corporation?s capital stock) and shall give written notice of conversion in the form provided on the certificate for the Series B Preferred Stock (or such other notice which is acceptable to the Corporation) (a "Conversion Notice") to such office or agency that the Holder of Series B Preferred Stock elects to convert such Series B Preferred Stock or such portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which are issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required. Each such certificate for Series B Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Series B Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder of Series B Preferred Stock or its duly authorized attorney.

        As promptly as practicable after satisfaction of the requirements for conversion set forth above the Corporation shall issue and shall deliver to such Holder at the office or agency maintained by the Corporation for such purpose, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Series B Preferred Stock or portion thereof in accordance with the provisions of this Section 3 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided below (which payment, if any, shall be paid no later than five business days after satisfaction of the requirements for conversion set forth above).

        Each conversion shall be deemed to have been effected as to any such Series B Preferred Stock (or portion thereof) on the date on which the requirements set forth above in this Section 3(d) have been satisfied as to such Series B Preferred Stock (or portion thereof) (the "Conversion Date"), and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the Holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the Corporation's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record Holder thereof for all purposes on the next succeeding day





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on which such stock transfer books are open, but such conversion shall be at the
Conversion Price in effect on the date upon which such Series B Preferred Stock is surrendered.

        No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Series B Preferred Stock. If more than one certificate for shares of Series B Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the total number of shares of Series B Preferred Stock (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Series B Preferred Stock, the Corporation shall make an adjustment therefor in cash based upon the current market price of the Common Stock on the last trading day preceding the Conversion Date.

           (e) Mandatory Conversion. If any shares of Series B Preferred Stock remain outstanding on the Mandatory Conversion Date (as defined below), then all such shares of Series B Preferred Stock will be automatically converted as of such date in accordance with this Section 3 as if the holders of such shares of Series B Preferred Stock had exercised a privilege to convert such shares and voluntarily surrendered such shares for conversion on the date immediately preceding the Mandatory Conversion Date, and the conversion date had been fixed as of the Mandatory Conversion Date. All holders of Series B Preferred Stock shall thereupon and within two (2) Business Days (as defined in Section 7) after receipt of notice of the occurrence of the Mandatory Conversion Date surrender all certificates for Series B Preferred Stock, duly endorsed for cancellation, to the Conversion Agent (as defined in Section 7). No Person shall thereafter have any rights in respect of Series B Preferred Stock, except the right to receive shares of Common Stock on conversion thereof. "Mandatory Conversion Date" means the effective date of a registration statement under the Securities Act (as defined in Section 7) relating to an initial public offering of the Corporation's Common Stock or the Corporation's Common Stock otherwise becoming publicly traded on a national securities exchange or interdealer quotation system.

           (f) Issuances of Shares Upon Conversion. As promptly as practicable on or after the Mandatory Conversion Date, the Corporation shall issue and deliver, out of its authorized but previously unissued (or, in the case of treasury stock of the Corporation, validly issued) shares of Common Stock, at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 3(d).

           All Common Stock delivered upon such conversion of Series B Preferred Stock which has not been registered under the Securities Act (the "Restricted Securities") shall bear a restrictive legend in the form provided by the Corporation and shall be subject to the restrictions on transfer provided in such legend. No Conversion Agent other than the Corporation shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that any Conversion Agent shall have provided to the Corporation or to the Corporation's transfer agent for such Common Stock, prior to or concurrently with a request to the





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Corporation to deliver to such agent maintained for the purpose of such conversion certificates for such Common Stock, written notice that the securities delivered for conversion are Restricted Securities.

           Unless otherwise specified by the holder thereof, if Common Stock to be issued upon conversion of a Series B Preferred Stock is to be registered in a name other than that of the holder of such surrendered Series B Preferred Stock, then such transaction shall be deemed a transfer, prior to the conversion of such Series B Preferred Stock, of that portion of the Series B Preferred Stock to be so converted or issued to the Person in whose name such Common Stock is to be registered.

           (g) Adjustments to the Conversion Price. In the event the Corporation issues any equity securities, or securities exercisable or convertible into equity securities of the Corporation, in one or more private financing transactions (excluding (i) the issuance of Common Stock upon the exercise of existing convertible or exercisable securities of the Corporation, (ii) the issuance or exercise of securities under the Corporation's 1998 Stock Compensation Program or any similar plan and (iii) the issuance or exercise of exercisable securities of the Corporation issued in connection with any issuance of debt securities of the Corporation, as a unit or otherwise, provided, that
(x) the debt securities are (1) issued on or before December 31, 1998 and (2) cannot be converted into equity of the Company under the terms of such debt securities, and (y) the exercisable securities of the Corporation issued in connection with any issuance of debt securities of the Corporation, as a unit or otherwise, shall not constitute more than 10 percent of the aggregate of (I) the equity securities of the Company then outstanding, (II) the equity securities issuable upon the exercise or conversion of any of the securities described in clauses (i) and (ii) above and (III) the Series B Preferred Stock), with an aggregate purchase price of $1 million or more, after the date hereof and prior to the Mandatory Conversion Date, at a price per share of less than $7.50 (subject to adjustment in the event of a stock split, recapitalization, stock dividend, subdivision, reclassification, reorganization, combination or other similar event ("Dilutive Securities), the Conversion Price shall be the price per share of the Dilutive Securities being issued by the Corporation in such private financing.

           No adjustment of the Conversion Price shall occur and this Section 3(g) shall be of no further force and effect from and after the Mandatory Conversion Date.

           (h) Fractions of Common Stock. No fractional Common Stock or scrip certificates in respect thereof shall be issued upon conversion of any Series B Preferred Stock. Instead of any fractional Common Stock which would otherwise be issuable upon conversion of any Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100 of a share) in an amount in Dollars equal to the same fraction of the current market price per share of Common Stock (as calculated by the Board of Directors, whose determination shall be conclusive and described in a Board resolution) at the close of business on the day of conversion, or alternatively, at the Corporation's option, the Corporation shall round up the conversion transaction to the next higher whole share. (i) Corporation To Reserve Common Stock. The Corporation shall at all times while any shares of Series B Preferred Stock are outstanding reserve and keep available, free from preemptive rights, out of its authorized but previously unissued Common Stock, for the purpose of effecting the conversion of Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all such outstanding shares of Series B Preferred Stock.





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           (j) Taxes on Conversions. Except as provided in the next sentence, the Corporation will pay any and all transfer, stamp, documentary and other similar taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Series B Preferred Stock pursuant hereto. A holder delivering Series B Preferred Stock for conversion will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the holder of the Series B Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or duty or has established to the satisfaction of the Corporation that such tax or duty has been paid.

        4. Liquidation Rights; Priority.

        The holders of the Series B Preferred Stock shall not be entitled to any preferences in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary.

        5. Voting.

        Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 3(f)) at the record date for the determination of stockholders entitled to vote on such matters, or if no such record date is established, at the date such vote is taken or written consent solicited, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions establishing any other series of Preferred Stock or Common Stock, holders of Series B Preferred Stock shall vote together with the holders of Common Stock and any other class or series of stock as a single class; provided, however, that the Corporation shall not (i) authorize additional shares of Series B Preferred Stock or (ii) change the rights, preferences and privileges of the Series B Preferred Stock, without the consent of the Holders of the majority of the then outstanding shares of Series B Preferred Stock.





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        6. Reports.

        So long as the Series B Preferred Stock remains outstanding, the Corporation shall cause its annual reports to stockholders and any quarterly or other financial reports and information furnished by it to holders of Common Stock, to be mailed to the holders of Series B Preferred Stock (no later than the date such materials are mailed to the holders of the Corporation's Common Stock) at their addresses appearing on the books of the Corporation.

        7. Certain Definitions.

        The following terms shall have the meanings set forth below:

        "Business Day" means any day other than a Saturday, a Sunday, any day on which the New York Stock Exchange is closed or any other day on which banking institutions in New York, New York are authorized or required by law to be closed.

        "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or any and all equivalent ownership interests in a Person (other than a corporation).

        "Conversion Agent" means the Corporation of such other Person or Persons designated by the Corporation to and as agent for purpose of processing conversions of shares of Series B Preferred Stock pursuant to Section 3.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and any successor statute, rules and regulations.

                AND FURTHER RESOLVED, that, before the Corporation shall issue any shares of the Series B Preferred Stock, a certificate pursuant to Chapter 78 of the Nevada Revised Statutes shall be made, executed, acknowledged, filed and recorded in accordance with the provisions of said Chapter 78, and the proper officers of the Corporation are hereby authorized and directed to do all acts and things which may be necessary or proper in their opinion to carry into effect the purposes of and intent of this and the foregoing resolutions.


                         [Signatures on following page]





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               IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf and attested on this 10th day of August, 1998 by duly authorized officers of the Corporation.



                                         MEDICAL DEVICE   ALLIANCE, INC.,
                                         a Nevada corporation



                                         By:  /s/ Donald K. McGhan
                                            -----------------------------------
                                                Donald K. McGhan
                                                President



        ATTEST:



By:  /s/ Nikki M. Moseley
   -----------------------------
         Nikki M. Moseley
         Secretary